UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 28, 2009

Public Service Company of Colorado

(Exact Name of Registrant as Specified in Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

001-3280	84-0296600
(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 571-7511

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 28, 2009, Public Service Company of Colorado, a Colorado corporation (the “Company”), agreed to sell $400,000,000 in aggregate principal amount of the Company’s 5.125% First Mortgage Bonds, Series No. 20 due 2019 (the “Bonds”) pursuant to an Underwriting Agreement by and among the Company and Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and Scotia Capital (USA) Inc., as representatives of the underwriters named therein.  The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-157171) (the “Registration Statement”).  A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on May 29, 2009.  The Bonds will be governed by the Company’s Indenture, dated October 1, 1993, as amended and supplemented, including by the Supplemental Indenture, dated as of May 1, 2009, by and between the Company and U.S. Bank Trust National Association, as successor trustee.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits

(d)               Exhibits

Exhibit No.	Description

1.01

Underwriting Agreement dated May 28, 2009 between Public Service Company of Colorado and Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and Scotia Capital (USA) Inc., as representatives of the Underwriters named therein, relating to $400,000,000 principal amount of 5.125% First Mortgage Bonds, Series No. 20 due 2019

4.01

Supplemental Indenture dated as of May 1, 2009 between Public Service Company of Colorado and U.S. Bank Trust National Association, as successor Trustee, creating $400,000,000 principal amount of the Company’s 5.125% First Mortgage Bonds, Series No. 20 due 2019

5.01	Opinion of Jones Day regarding the validity of certain securities.

5.02	Opinion of Paula M. Connelly regarding the validity of certain securities.

5.03	Opinion of Faegre & Benson LLP regarding the security for certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Company of Colorado
(a Colorado corporation)

By:	/s/ George E. Tyson II
Name:	George E. Tyson II
Title:	Vice President and Treasurer

Dated:  June 4, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.01

Underwriting Agreement dated May 28, 2009 between Public Service Company of Colorado and Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp. and Scotia Capital (USA) Inc., as representatives of the Underwriters named therein, relating to $400,000,000 principal amount of 5.125% First Mortgage Bonds, Series No. 20 due 2019

4.01

Supplemental Indenture dated as of May 1, 2009 between Public Service Company of Colorado and U.S. Bank Trust National Association, as successor Trustee, creating $400,000,000 principal amount of the Company’s 5.125% First Mortgage Bonds, Series No. 20 due 2019

5.01	Opinion of Jones Day regarding the validity of certain securities.

5.02	Opinion of Paula M. Connelly regarding the validity of certain securities.

5.03	Opinion of Faegre & Benson LLP regarding the security for certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.